EXHIBIT 99.1

STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS AS AMENDED THROUGH MARCH 30, 2007

COMMUNICATIONS SYSTEMS, INC.

1990 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

ARTICLE I
PURPOSE

The purposes of the 1990 Communications Systems, Inc. Stock Option Plan for Nonemployee Directors (the “Plan”) are to attract and retain the services of experienced and knowledgeable nonemployee Directors of Communications Systems, Inc. (the “Corporation”) and to provide an incentive for such Directors to increase their proprietary interest in the Corporation’s long-term success and progress.

ARTICLE II
SHARES SUBJECT TO THE PLAN

The total number of shares of Common Stock, par value $.05 (the “Shares”), of the Corporation for which options may be granted under the Plan is 300,000, subject to adjustment in accordance with Article VI hereof.  Such Shares shall be authorized and unissued shares and shall include shares representing the unexercised portion of any option granted under the Plan which expires or terminates without being exercised in full.

ARTICLE III
ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors of the Corporation (the “Board”), or, in the event the Board shall appoint and/or authorize a Compensation Committee to administer this Plan, by such committee.  Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

ARTICLE IV
PARTICIPATION IN THE PLAN

Each Director of the Corporation who is not otherwise an employee of the Corporation or any subsidiary (“Director”) shall receive annually an option to acquire 3,000 Shares under the Plan subject to adjustment in accordance with Article VI hereof, concurrent with the annual meeting of the stockholders of the corporation (whether or not such Director is up for election), commencing with the 1990 election.

ARTICLE V
OPTION TERMS

Each option granted to a Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms.

1.             Option Agreement.  Each option granted under the Plan shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of the Corporation and by the Director to whom such options is granted.  Each Agreement shall comply with and be subject to the terms and conditions of the Plan and shall conclusively evidence by the optionee’s signature thereon that it is the intent of the optionee to serve as a director of the Corporation for the remainder of the calendar year in which the option was granted.  Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.  No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until such an option agreement shall have been duly executed on behalf of the Corporation and the Director to whom the option is to be granted.

2.             Option Exercise Price.  The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted.  For purposes of the Plan, “fair market value” may mean the closing price or the mean between the high and low sale prices quoted on the day of grant on the National Association of Securities Dealers Automatic Quotation System, whichever is less.

3.             Time and Manner of Exercise of Option.  Options are exercisable immediately after their grant and may be exercised in full at one time or in part from time to time.  Any option may be exercised by giving written notice, signed by the person exercising the option, to the corporation stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in Shares of the Common Stock of the Corporation already owned by the person or persons exercising the option, valued at fair market value at the time of such exercise.

4.             Term of Options.  Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as provided in the following sentence.  In the event of the death of an optionee during the period in which he or she is a Director of the Corporation, or within the period between when the optionee ceases to be a director and the date on which the option would otherwise expire by its terms, the option granted to such optionee may be exercised only within one (1) year after the date of death of such optionee or prior to the date on which the option expires by its terms, whichever is earlier, by the estate of such optionee, or by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Corporation or, if no such designation has been made by the person or persons to whom the optionee’s rights have passed, by will or the laws of descent and distribution.

5.             Transferability.  The right of any optionee to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by such optionee.

6.             Participant’s or Successor’s Rights as Stockholder.  Neither the recipient of an option under the Plan nor his or her successor(s) in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

7.             Regulatory Approval and Compliance.  The Corporation shall not be required to issue any certificate or certificates for Shares of its stock upon the exercise of an option granted under the Plan or record as a holder of record of such Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Board the approval of all regulatory bodies deemed necessary by the Board, and without complying, to the Board’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Board.

ARTICLE VI
CAPITAL ADJUSTMENTS

The aggregate number of Shares with respect to which options may be granted under the Plan, as provided in Article II, the number of Shares for which options are to be granted annually under Article IV, the number of Shares subject to each outstanding option and the price per share specified in such options, all may be adjusted, as the Board shall determine at its sole discretion or as may be required, for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of Shares or any other similar capital adjustment, the payment of a stock dividend, or other increase or decrease in such Shares effected without receipt of consideration by, or a merger, or consolidation of, the Corporation, or the distribution of shares of another corporation as a stock dividend, or the sale of all or substantially all of the assets of, or the liquidation of, the Corporation.

ARTICLE VII
EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

ARTICLE VIII
APPROVAL OF STOCKHOLDERS

The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Corporation, voting in person or by proxy at a duly held stockholders’ meeting.

ARTICLE IX
TERMINATION AND AMENDMENT OF THE PLAN

The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that without the approval of stockholders no amendment shall (1) increase the number of Shares subject to the Plan; (2) reduce the option price below 100% of the market value of the Shares, subject to adjustment under Article VI, the number of Shares for which options may be granted to each Director in a calendar year; or (4) change the timing with respect to which such options are granted.

ARTICLE X
EFFECTIVE DATE

The effective date of the Plan shall be the date on which the Plan is approved by its stockholders.